SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 21, 2008

                           AIR INDUSTRIES GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Delaware               000-29245             20-4458244
             --------               ---------             ----------
             State of               Commission           IRS Employer
           Incorporation            File Number           I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                 ----------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations or Financial Conditions

      On August 21, 2008, the Registrant issued a press release reporting on its results of operations for the six months ended June 30, 2008 and its financial condition as of June 30, 2008. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

      On August 21, 2008, the Registrant issued a press release reporting on its results of operations for the six months ended June 30, 2008 and its financial condition as of June 30, 2008. A copy of the press release is attached hereto as
Exhibit 99.1.

      The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Exhibits.

99.1 Press Release: Air Industries Group Reports Second Quarter Financial
     Results.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2008

                                       AIR INDUSTRIES GROUP, INC.


                                       By: /s/ Peter D. Rettaliata
                                           -----------------------
                                           Peter D. Rettaliata
                                           President and Chief Executive Officer

                                  Exhibit Index

99.1 Press Release: Air Industries Group Reports Second Quarter Financial
     Results.